PURCHASE AGREEMENT

THIS PURCHASE AGREEMENT (this “Agreement”) is made and entered into as of the 27th day of August, 2010 (the “Effective Date”), by and between LEO QUINTANILLA and HECTOR QUINTANILLA of McMullen County, Texas (collectively, the “Purchasers”), SUPREME OILFIELD SERVICES, INC., a Delaware corporation (“Seller”), NYTEX ENERGY HOLDINGS, INC., a Delaware corporation (“NYTEX”), NYTEX PETROLEUM, INC., a Delaware corporation (“NYTEX Petroleum”), and SUPREME FLUID SERVICES PARTNERS, LLC, a Texas limited liability company (collectively, including SOS, the “Sellers (NYTEX, NYTEX Petroleum and Sellers may be collectively hereinafter referred to the “NYTEX Parties”), SUPREME VACUUM SERVICES, INC., a Texas corporation (“Supreme Vacuum”), GOLDWELL INVESTMENTS, INC., a Texas corporation (“Goldwell”), WELDON CUDE of Atascosa County, Texas (“Cude”), and HILL MARTIN of Dallas County, Texas (“Martin”) (Seller, NYTEX, NYTEX Petroleum, Purchasers, Supreme Vacuum, Goldwell, Cude and Martin may be collectively hereinafter to the “Parties” or individually as a “Party”).

I.
Recitals

A.           Seller is the registered owner of 2,060.4 shares (the “Registered Shares”) of the issued and outstanding common stock of Supreme Vacuum, represented by Supreme Vacuum Stock Certificates No. 7 (1,470 shares) and 8 (590.4 shares); and

B.           Seller is also the legal and/or equitable owner of 75 shares of the issued and outstanding common stock of Supreme Vacuum, represented by Supreme Vacuum Stock Certificate No. 9, registered in the corporate records of Supreme Vacuum in the name of Martin, together with the right of Martin to receive an additional 125 shares of the common stock of Supreme Vacuum under the terms of that certain Revenue Distribution Agreement dated December 30, 2008 (the “RDA”), between Seller, Supreme Vacuum, Goldwell and Martin (collectively, the “Martin Shares”); and

C.           Seller is further the legal and/or equitable owner of a note and/or account originally receivable by Martin from Supreme Vacuum in the original principal amount of $31.250.00 (the “Martin Note/Receivable”); and

D.           In addition to the RDA, one or more of the Parties to this Agreement are also Parties to the following agreements:

1.           Amended and Restated Agreement and Plan of Reorganization dated as of November 1, 2008 (the “Principal Agreement”), by and between the NYTEX Parties and the Purchasers, Supreme Vacuum, Goldwell, Cude and Martin; and

2.           Buy-Sell Agreement dated as of December 30, 2008 (the “Buy-Sell Agreement”), between Supreme Vacuum, Seller, Goldwell and Martin; and

3.           Voting Trust Agreement dated as of December 30, 2008, between Goldwell, as Trustee, and Seller; and

4.           Voting Trust Agreement dated as of December 30, 2008, between Goldwell, as Trustee, and Martin; and

5.           Numerous other written and oral agreements and undertakings between the Parties relating to the acquisition of common stock of Supreme Vacuum by Seller and Martin and various and sundry other business dealings and transactions between the Parties relating to these and other matters; and

The Principal Agreement, the Buy-Sell Agreement, the Voting Trust Agreement and all of such prior agreements and undertakings between the Parties are hereinafter collectively referred to as the “Prior Agreements”; and

E.           The Purchasers desire to purchase from the Seller the Registered Shares, the Martin Shares and the Martin Note/Receivable for the cash sum of $400,000.00; and

F.           Supreme Vacuum, acting through its Board of Directors, has determined that it does not have the financial ability to exercise its right under the Buy-Sell Agreement to purchase the Registered Shares and the Martin Shares, and it has elected to waive its purchase right under the Buy-Sell Agreement; and

G.           Goldwell, acting through its Board of Directors, has determined that it does not have the financial ability to exercise its right under the Buy-Sell Agreement to purchase the Registered Shares and the Martin Shares, and it has elected to waive (i) its purchase right under the Buy-Sell Agreement and (ii) its right under the Buy-Sell Agreement to require the Purchasers to release and eliminate all guaranties of Supreme Vacuum debt by Purchasers and Cude; and

H.           Although it is uncertain whether Martin still has the right to purchase the Registered Shares and the Martin Shares under the terms of the Buy-Sell Agreement, Martin has elected to waiver any such right to purchase to the extent same still exists.

II.
Representations and Warranties of Sellers

The NYTEX Parties hereby represent and warrant to Purchasers as follows:

A.           Organization, Standing and Authority; Execution and Delivery; Enforceability.

1.           Each of the NYTEX Parties is a legal entity, duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization. Each of the NYTEX Parties has all requisite power and authority to (i) enter into this Agreement and to consummate the transactions contemplated hereby and thereby, and (ii) cause the Seller to transfer and assign the Registered Shares, the Martin Shares and the Martin Note/Receivable (collectively, the “Assets”), as applicable. All corporate and limited liability company acts and other proceedings required to be taken by the NYTEX Parties to authorize the execution, delivery and performance of this Agreement and to consummate the transactions contemplated hereby, have been or will be, prior to Closing, duly and properly taken.

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2.           This Agreement has been duly executed and delivered by the NYTEX Parties. 1 his Agreement constitutes a legal, valid and binding obligation of the Sellers, enforceable against such NYTEX Parties in accordance with its terms.

B.           No Conflicts; Consents.

1.           The execution and delivery of this Agreement by the NYTEX Parties do not, and the consummation of the transactions contemplated hereby and the compliance by the NYTEX Parties with the terms and conditions hereof will not, conflict with, or result in any violation of, breach or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation, payment or acceleration of any obligation or to loss of benefit under, or result in the creation of any liens, claims, encumbrances, security interests, options, charges, licenses to third parties or other restrictions of any kind under any provision of the Sellers’ organizational documents, any other documents affecting the NYTEX Parties or judicial or regulatory order or decree affecting the NYTEX Parties, except for the right of first refusal granted under the Buy-Sell Agreement, which rights are waived by Supreme Vacuum, Goldwell and Martin in accordance with Section III(D) herein.

2.           No consent, waiver, approval, license, permit, order or authorization of, or registration, declaration or filing with, any governmental entity is required to be obtained or made by or with respect to the NYTEX Parties in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby.

C.           Title. Seller holds full and valid legal and equitable title to the Assets free and clear of all liens, claims, encumbrances, security interests, restrictions on transfer or other defects in title of any kind, and Seller is offering, selling and transferring the Assets to the Purchasers free and clear of all liens, claims, encumbrances, security interests, restrictions on transfer or other defects in title of any kind or description, except for provisions contained in the Principal Agreement, the RDA, the Buy-Sell Agreement and the Voting Trust Agreements. Seller is not a party to any contract that remains in effect with respect to the Assets other than the Prior Agreements.

D.           Survival; Indemnity. The above representations and warranties of the NYTEX Parties shall survive the Closing of the transactions contemplated by this Agreement. The NYTEX Parties each hereby agree to defend, indemnify and hold harmless the Purchasers and their employees, agents, successors and assigns from and against any claim, damage, liability, loss, cost or expense (including reasonable attorney’s fees) arising directly or indirectly out of (i) any material inaccuracy or breach of any of the NYTEX Parties’ representations and warranties made in this Agreement, (ii) any material failure of Sellers to perform their obligations as set forth in this Agreement, and (iii) any and all actions, suits, litigation, arbitration, proceedings, investigations, claims or liabilities of whatever nature arising out of the foregoing. The remedies set out above shall be cumulative and shall not preclude the assertion by any Party or any other rights or the seeking of any other remedies against other Parties.

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III.
Representations and Warranties of the Purchasers

The Purchasers hereby represent and warrant to the NYTEX Parties as follows:

A.           Organization. Standing and Authority; Execution and Delivery; Enforceability. This Agreement has been duly executed and delivered by the Purchasers. This Agreement constitutes a legal, valid and binding obligation of the Purchasers, enforceable against each such Purchasers in accordance with its terms.

B.           No Conflicts; Consents.

1.           The execution and delivery of this Agreement by the Purchasers do not, and the consummation of the transactions contemplated hereby and the compliance by the Purchasers with the terms and conditions hereof will not, conflict with, or result in any violation of, breach or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation, payment or acceleration of any obligation or to loss of benefit under, or result in the creation of any liens, claims, encumbrances, security interests, options, charges, licenses to third parties or other restrictions of any kind under any provision of the organizational documents of any of the Purchasers, any other documents affecting the Purchasers or judicial or regulatory order or decree affecting the Purchasers.

2.           No consent, waiver, approval, license, permit, order or authorization of or registration, declaration or filing with, any governmental entity is required to be obtained or made by or with respect to the Purchasers in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby.

C.           Survival; Indemnity. The above representations and warranties of the Purchasers shall survive the Closing of the transactions contemplated by this Agreement. The Purchasers each hereby agree to defend, indemnify and hold harmless the NYTEX Parties and their employees, agents, successors and assigns from and against any claim, damage, liability, loss, cost or expense (including reasonable attorney’s fees) arising directly or indirectly out of (i) any material inaccuracy or breach of any of the Purchasers’ representations and warranties made in this Agreement, (ii) any material failure of Purchasers to perform their obligations as set forth in this Agreement, and (iii) any and all actions, suits, litigation, arbitration, proceedings, investigations, claims or liabilities of whatever nature arising out of the foregoing. The remedies set out above shall be cumulative and shall not preclude the assertion by any Party or any other rights or the seeking of any other remedies against other Parties.

IV.
Representations and Warranties of Supreme Vacuum

Supreme Vacuum hereby represents and warrants to the NYTEX Parties as follows:

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A.           Organization, Standing and Authority; Execution and Delivery; Enforceability.

1.           Supreme Vacuum is a legal entity, duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization. Supreme Vacuum has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby and thereby. All corporate acts and other proceedings required to he taken by Supreme Vacuum to authorize the execution, delivery and performance of this Agreement and to consummate the transactions contemplated hereby, have been or will be, prior to Closing, duly and properly taken.

2.           This Agreement has been duly executed and delivered by the Supreme Vacuum. This Agreement constitutes a legal, valid and binding obligation of the Supreme Vacuum, enforceable against Supreme Vacuum in accordance with its terms.

B.           No Conflicts; Consents.

1.           The execution and delivery of this Agreement by Supreme Vacuum does not, and the consummation of the transactions contemplated hereby and the compliance by Supreme Vacuum with the terms and conditions hereof will not, conflict with, or result in any violation of, breach or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation, payment or acceleration of any obligation or to loss of benefit under, or result in the creation of any liens, claims, encumbrances, security interests, options, charges, licenses to third parties or other restrictions of any kind under any provision of the organizational documents of Supreme Vacuum, any other documents affecting Supreme Vacuum or judicial or regulatory order or decree affecting the Supreme Vacuum.

2.           No consent, waiver, approval, license, permit, order or authorization of, or registration, declaration or filing with, any governmental entity is required to be obtained or made by or with respect to Supreme Vacuum in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby.

C.           Survival; Indemnity. The above representations and warranties of Supreme Vacuum shall survive the Closing of the transactions contemplated by this Agreement. Supreme Vacuum hereby agrees to defend, indemnify and hold harmless the NYTEX Parties and their employees, agents, successors and assigns from and against any claim, damage, liability, loss, cost or expense (including reasonable attorney’s fees) arising directly or indirectly out of (i) any material inaccuracy or breach of any of Supreme Vacuum’s representations and warranties made in this Agreement, (ii) any material failure of Supreme Vacuum to perform its obligations as set forth in this Agreement, and (iii) any and all actions, suits, litigation, arbitration, proceedings, investigations, claims or liabilities of whatever nature arising out of the foregoing. The remedies set out above shall be cumulative and shall not preclude the assertion by any Party or any other rights or the seeking of any other remedies against other Parties.

D.           Waiver of Right of First Refusal. To the extent it has a right of first refusal pursuant to the Buy-Sell-Agreement, Supreme Vacuum hereby waives such right and specifically approves of the transactions contemplated by this Agreement.

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V.
Representations and Warranties of Goldwell

Goldwell hereby represents and warrants to the NYTEX Parties as follows:

A.           Organization, Standing and Authority; Execution and Delivery; Enforceability.

1.           Goldwell is a legal entity, duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization. Goldwell has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby and thereby. All corporate acts and other proceedings required to be taken by Goldwell to authorize the execution, delivery and performance of this Agreement and to consummate the transactions contemplated hereby, have been or will be, prior to Closing, duly and properly taken.

2.           This Agreement has been duly executed and delivered by the Goldwell. This Agreement constitutes a legal, valid and binding obligation of the Goldwell, enforceable against Goldwell in accordance with its terms.

B.           No Conflicts; Consents.

1.           The execution and delivery of this Agreement by Goldwell does not, and the consummation of the transactions contemplated hereby and the compliance by Goldwell with the terms and conditions hereof will not, conflict with, or result in any violation of, breach or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation, payment or acceleration of any obligation or to loss of benefit under, or result in the creation of any liens, claims, encumbrances, security interests, options, charges, licenses to third parties or other restrictions of any kind under any provision of the organizational documents of Goldwell, any other documents affecting Goldwell or judicial or regulatory order or decree affecting the Goldwell.

2.           No consent, waiver, approval, license, permit, order or authorization of, or registration, declaration or filing with, any governmental entity is required to be obtained or made by or with respect to Goldwell in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby.

C.           Survival; Indemnity. The above representations and warranties of Goldwell shall survive the Closing of the transactions contemplated by this Agreement. Goldwell hereby agrees to defend, indemnify and hold harmless the NYTEX Parties and their employees, agents, successors and assigns from and against any claim, damage, liability, loss, cost or expense (including reasonable attorney’s fees) arising directly or indirectly out of (i) any material inaccuracy or breach of any of Goldwell’s representations and warranties made in this Agreement, (ii) any material failure of Goldwell to perform its obligations as set forth in this Agreement, and (iii) any and all actions, suits, litigation, arbitration, proceedings, investigations, claims or liabilities of whatever nature arising out of the foregoing. The remedies set out above shall he cumulative and shall not preclude the assertion by any Party or any other rights or the seeking of any other remedies against other Parties.

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D.           Waiver of Right of First Refusal. To the extent it has a right of first refusal pursuant to the Buy-Sell Agreement, Goldwell hereby waives such right and specifically approves of the transactions contemplated by this Agreement.

VI.
Representations and Warranties of Martin

Martin hereby represents and warrants to the NYTEX Parties as follows:

A.           Execution and Delivery., Enforceability. This Agreement has been duly executed and delivered by the Martin. This Agreement constitutes a legal, valid and binding obligation of the Martin, enforceable against Martin in accordance with its terms.

B.           No Conflicts; Consents.

1.           The execution and delivery of this Agreement by Martin does not, and the consummation of the transactions contemplated hereby and the compliance by Martin with the terms and conditions hereof will not, conflict with, or result in any violation of, breach or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation, payment or acceleration of any obligation or to loss of benefit under, or result in the creation of any liens, claims, encumbrances, security interests, options, charges, licenses to third parties or other restrictions of any kind under any provision of the organizational documents of Martin, any other documents affecting Martin or judicial or regulatory order or decree affecting the Martin.

2.           No consent, waiver, approval, license, permit, order or authorization of, or registration, declaration or filing with, any governmental entity is required to be obtained or made by or with respect to Martin in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby.

C.           Survival; Indemnity. The above representations and warranties of Martin shall survive the Closing of the transactions contemplated by this Agreement. Martin hereby agrees to defend, indemnify and hold harmless the NYTEX Parties and their employees, agents, successors and assigns from and against any claim, damage, liability, loss, cost or expense (including reasonable attorney’s fees) arising directly or indirectly out of (i) any material inaccuracy or breach of any of Martin’s representations and warranties made in this Agreement, (ii) any material failure of Martin to perform its obligations as set forth in this Agreement, and (iii) any and all actions, suits, litigation, arbitration, proceedings, investigations, claims or liabilities of whatever nature arising out of the foregoing. The remedies set out above shall be cumulative and shall not preclude the assertion by any Party or any other rights or the seeking of any other remedies against other Parties.

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D.           Waiver of Right of First Refusal. To the extent he has a right of first refusal pursuant to the Buy-Sell Agreement, Martin hereby waives such right and specifically approves of the transactions contemplated by this Agreement.

VII.
Representations and Warranties of Cude

Cude hereby represents and warrants to the NYTEX Parties as follows:

A.           Execution and Delivery; Enforceability. This Agreement has been duly executed and delivered by the Cude. This Agreement constitutes a legal, valid and binding obligation of the Cude, unenforceable against Cude in accordance with its terms.

B.           No Conflicts; Consents.

1.           The execution and delivery of this Agreement by Cude does not, and the consummation of the transactions contemplated hereby and the compliance by Cude with the terms and conditions hereof will not, conflict with, or result in any violation of, breach or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation, payment or acceleration of any obligation or to loss of benefit under, or result in the creation of any liens, claims, encumbrances, security interests, options, charges, licenses to third parties or other restrictions of any kind under any provision of the organizational documents of Cude, any other documents affecting Cude or judicial or regulatory order or decree affecting the Cude.

2.           No consent, waiver, approval, license, permit, order or authorization of, or registration, declaration or filing with, any governmental entity is required to be obtained or made by or with respect to Cude in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby.

C.           Survival; Indemnity. The above representations and warranties of Cude shall survive the Closing of the transactions contemplated by this Agreement. Cude hereby agrees to defend, indemnify and hold harmless the NYTEX Parties and their employees, agents, successors and assigns from and against any claim, damage, liability, loss, cost or expense (including reasonable attorney’s fees) arising directly or indirectly out of (i) any material inaccuracy or breach of any of Cude’s representations and warranties made in this Agreement, (ii) any material failure of Cude to perform its obligations as set forth in this Agreement, and (iii) any and all actions, suits, litigation, arbitration, proceedings, investigations, claims or liabilities of whatever nature arising out of the foregoing. The remedies set out above shall be cumulative and shall not preclude the assertion by any Party or any other rights or the seeking of any other remedies against other Parties.

VIII.
Closing

A.           The Purchase Price for the Assets payable by Purchasers to Seller at Closing shall be $400,000.00.

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B.           The Closing of the transactions contemplated by this Agreement shall take place at the offices of Goldwell at 1200 Bensdale Road, Pleasanton, Texas, at a mutually agreeable time on or before August 27, 2010. Michael Galvis shall personally attend such Closing as the duly authorized representative of Purchasers and as a Director of Supreme Vacuum.

C.           At Closing, Supreme Vacuum shall hold a special, called meeting of its Board of Directors to authorize and approve this Agreement and to waive its rights under the Buy-Sell Agreement to purchase the Registered Shares and the Martin Shares.

D.           Also at Closing, there shall be a special, called meeting of the Board of Directors of Goldwell to authorize and approve this Agreement and to waive its rights under the Buy-Sell Agreement to (i) acquire the Registered Shares and the Martin Shares, and (ii) require the Purchasers to release and eliminate all guaranties of Supreme Vacuum debt by Purchasers and Cude.

E.           Following such meetings of the Board of Directors of Supreme Vacuum and Goldwell, Michael Galvis shall resign as a Director of Supreme Vacuum, and Cude shall resign as a Director of Supreme Vacuum.

F.           This Agreement shall be fully executed by all Parties other than Martin at Closing. Martin may sign this Agreement prior to Closing and deliver his signed Agreement to the Closing through Michael Galvis or otherwise. By virtue of signing this Agreement at Closing, Sellers shall be deemed to have thereby assigned, transferred and delivered the Assets to Purchasers in the proportions of sixty percent (60%) to Leo Quintanilla and forty percent (40%) to Hector Quintanilla.

G.           Also at Closing, subject to payment of the Purchase Price, Seller shall endorse the Supreme Vacuum stock certificates representing the Registered Shares and the Martin Shares over to Purchasers in the proportion of sixty percent (60%) to Leo Quintanilla and forty percent (40%) to Hector Quintanilla.

H.           Subject to the delivery of all such documentation at Closing, Purchasers shall deliver to Michael Galvis, as representative of SOS, one or more cashier’s checks payable to SOS in the aggregate amount of $400,000.00.

IX.
Termination of Prior Agreements

The Parties hereto agree that the Prior Agreements shall be fully and finally terminated in their entirety as of the Effective Date and be of no further force or effect. No Party hereto shall have any further obligation or liability to any other Party hereto under the Prior Agreements from and after the Effective Date.

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X.
Full Release

The Parties to this Agreement, for themselves and each of their respective (as applicable) affiliates, officers, directors, shareholders, members, managers, employees, contractors, estates, spouses, heirs, executors, administrators, successors, assigns and agents hereby fully and finally release, acquit and discharge all other Parties to this Agreement and each of their respective (as applicable) present and former affiliates, officers, directors, shareholders, members, managers, employees, contractors, estates, spouses, heirs, executors, administrators, successors, assigns and agents of and from all claims, actions, attorneys’ fee claims, choses in action, causes of action, damages, demands, differences. expenses, losses and liabilities of any nature, whether in contract or in tort or under any statute, whether choate, inchoate, matured, unmatured, fixed, contingent, legal or equitable, whether known or unknown, whether they be direct actions, counterclaims, cross-actions or third-party claims, whether for compensatory, punitive or exemplary damages, or arising under or by virtue of any judicial decision, statute or regulation, for past, present and/or future injuries for property or economic damage and for all other losses and damages of any kind or character, including, but not limited to, all elements of damages, all remedies, all claims, demands and causes of action that are now recognized by law or that may be created or recognized in the future in any manner, including, without limitation, by statute, regulation (administrative or otherwise) or judicial decision, and including, but not limited to, all claims, demands and causes of action which any Party hereto may have now or may have in the future, by virtue of assignment or otherwise, arising out of the manner in which any Parties’ counsel handled, settled or defended any claims, demands or causes of action in connection with the Prior Agreements and all prior transactions between the Parties hereto.

XI.
Miscellaneous

A.           Each Party hereby represents and warrants that he or it has the authority and capacity to enter into this Agreement and to grant the releases set forth herein; that he or it is the sole owner of any and all claims released by this Agreement; and that no portion of any claim released in this Agreement has been sold, assigned, transferred, pledged or hypothecated to any third party.

B.           The Parties agree that the releases contained in this Agreement have been agreed to in order to fully settle and satisfy all claims that the Parties had or have against the others on the Effective Date of this Agreement, and that no Party will receive any further sums, money or consideration therefor.

C.           This Agreement shall be binding upon and inure to the benefit of the Parties and their respective heirs, executors, administrators, legal representatives, successors and assigns.

D.           This Agreement may not be amended or other changed except by an agreement in writing signed by each of the Parties.

E.           If any provision of this Agreement is or may be held by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions shall nonetheless survive and continue in full force and effect without being impaired or invalidated in any way.

F.           This Agreement may be executed in several counterparts, each of which shall be an original and each of which shall constitute but one and the same instrument. This Agreement may be executed and delivered by one or more Parties by facsimile or electronic transmission and, when so delivered, shall be deemed an original document bearing an original signature and shall constitute the valid, binding and enforceable obligation of the Party or Parties so delivering this Agreement.

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G.           Headings in this Agreement are for the convenience of the Parties and are not to be used in construing the Agreement. This Agreement shall not be construed or interpreted against any Parties, by reason of having drafted this Agreement or otherwise, but shall be construed and interpreted as to give the fullest affect to the undertakings and releases set forth herein.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed and be effective as of the Effective Date.
PURCHASERS

___________________________________
Leo Quintanilla

___________________________________
Hector Quintanilla

SELLERS

SUPREME OILFIELD SERVICES, INC.

By:_________________________________
Its:_________________________________
Printed Name:_________________________

NYTEX ENERGY HOLDINGS, INC.

By:_________________________________
Its:_________________________________
Printed Name:_________________________

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NYTEX PETROLEUM, INC.

By:_________________________________
Its:_________________________________
Printed Name:_________________________

SUPREME FLUID SERVICES PARTNERS, LLC

By:_________________________________
Its:_________________________________
Printed Name:_________________________

OTHER PARTIES

SUPREME VACUUM SERVICES, INC.

By:_________________________________
Its:_________________________________
Printed Name:_________________________

GOLDWELL INVESTMENTS, INC.

By:_________________________________
Its:_________________________________
Printed Name:_________________________

___________________________________
Weldon Cude

___________________________________
Hill Martin

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